UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 12, 2009

CHARMING SHOPPES,INC.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	000-07258	23-1721355
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3750 STATE ROAD, BENSALEM, PA 19020
(Address of principal executive offices) (Zip Code)

(215) 245-9100
(Registrant’s telephone number, including area code)

450 WINKS LANE, BENSALEM, PA 19020
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

Charming Shoppes, Inc. (the “Company”) participated in the Bank of America and Merrill Lynch 2009 Consumer Conference today, Thursday, March 12, 2009 at 9:40 a.m., Eastern time.

Eric M. Specter, Executive Vice President and Chief Financial Officer, addressed the conference.

At the presentation, the Company discussed a slide presentation related to its liquidity position and its continuing initiatives to strengthen and improve its business.  A copy of the slide presentation used during the meetings is attached as Exhibit 99.1 to this Report.

Our presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the Company's operations, performance, and financial condition.  Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated.  Such risks and uncertainties may include, but are not limited to: the failure to find a suitable permanent replacement for the Company's former Chief Executive Officer within a reasonable time period, the failure to consummate our identified strategic solution for our other non-core assets, the failure to effectively implement our planned consolidation, cost and capital budget reduction plans and store closing plans, the failure to implement the Company's business plan for increased profitability and growth in the Company's retail stores and direct-to-consumer segments, the failure to effectively implement the Company's plans for a new organizational structure and enhancements in the Company's merchandise and marketing, the failure to effectively implement the Company's plans for the transformation of its brands to a vertical specialty store model, the failure to achieve increased profitability through the adoption by the Company's brands of a vertical specialty store model, the failure to achieve improvement in the Company's competitive position, the failure to continue receiving financing at an affordable cost through the availability of our credit card securitization facilities and through the availability of credit we receive from our suppliers and their agents, the failure to maintain efficient and uninterrupted order-taking and fulfillment in our direct-to-consumer business, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, escalation of energy costs, a weakness in overall consumer demand, the failure to find suitable store locations, increases in wage rates, the ability to hire and train associates, trade and security restrictions and political or financial instability in countries where goods are manufactured, the interruption of merchandise flow from the Company's centralized distribution facilities, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies.  These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended February 2, 2008, our Quarterly Reports on Form 10-Q, and other Company filings with the Securities and Exchange Commission. Charming Shoppes assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

In accordance with general instruction B.2 to Form 8-K, the information included in this Item 7.01, and the exhibit attached hereto, shall be deemed to be “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Charming Shoppes, Inc. slide presentation dated March 12, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARMING SHOPPES, INC.
(Registrant)

Date: March 12, 2009	/S/ ERIC M. SPECTER
Eric M. Specter
Executive Vice President
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Charming Shoppes, Inc. slide presentation dated March 12, 2009.

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